Exhibit 99.9

                                                                       Exhibit I

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of the attached statement on Schedule 13D and to all amendments to such statement and that such Statement and all amendments to such statement is made on behalf of each of them.

         In addition the undersigned hereby appoints Lawrence B. Seidman as attorney-in-fact for the undersigned with authority to execute and deliver on behalf of the undersigned any and all documents (including any amendments thereto) required to be filed by the undersigned or otherwise executed and delivered by the undersigned pursuant to the Securities Exchange Act of 1934, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder.

IN WITNESS WHEREOF, the undersigned hereby execute this agreement on June 27, 2006.

                 6/27/06                 /ss/Lawrence B. Seidman
                 -------                 ---------------------------------------
                  Date                   Lawrence B. Seidman, Manager,
                                         Seidman and Associates, L.L.C.

                 6/27/06                 /ss/Lawrence B. Seidman
                 -------                 ---------------------------------------
                  Date                   Lawrence B. Seidman, President
                                         of the Corporate General Partner,
                                         Seidman Investment Partnership, L.P.

                 6/27/06                 /ss/Lawrence B. Seidman
                 -------                 ---------------------------------------
                  Date                   Lawrence B. Seidman, President
                                         of the Corporate General Partner,
                                         Seidman Investment Partnership II, L.P.

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                 6/27/06                 /ss/Lawrence B. Seidman
                 -------                 ---------------------------------------
                  Date                   Lawrence B. Seidman, Investment
                                         Manager, Federal Holdings, L.L.C.

                 6/27/06                 /ss/Lawrence B. Seidman
                 -------                 --------------------------------------
                  Date                   Lawrence B. Seidman, Investment
                                         Manager, Broad Park Investors, L.L.C.

                 6/27/06                 /ss/Lawrence B. Seidman
                 -------                 ---------------------------------------
                  Date                   Lawrence B. Seidman, Investment
                                         Manager, Chewy Gooey Cookies, L.P.

                 6/27/06                 /ss/Lawrence B. Seidman
                 -------                 ---------------------------------------
                  Date                   Lawrence B. Seidman
                                         Berggruen Holdings North
                                         America Ltd., Investment
                                         Attorney-In-Fact
                                         Pursuant to Agreement dated
                                         March 13, 2006

                 6/27/06                 /ss/Lawrence B. Seidman
                 -------                 ---------------------------------------
                  Date                   Lawrence B. Seidman, Individually

                 6/27/06                 /ss/Dennis Pollack
                 -------                 ---------------------------------------
                  Date                   Dennis Pollack

                 6/27/06                 /ss/Harold Schechter
                 -------                ---------------------------------------
                  Date                   Harold Schechter

                 6/27/06                 /ss/Raymond Vanaria
                 -------                 ---------------------------------------
                  Date                   Raymond Vanaria

                 6/27/06                 /ss/Peter R. Bray
                 -------                 ---------------------------------------
                  Date                   Peter R. Bray